                                                                     EXHIBIT 4.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated December 9, 2003 in the Amendment No. 1 to the Registration Statement (File No. 333-110255) and related Prospectus of Claymore Securities Defined Portfolios, Series 163.



                                         /s/ Grant Thornton LLP
                                         ----------------------

                                         GRANT THORNTON LLP


Chicago, Illinois
December 9, 2003